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                                                                   EXHIBIT 10(L)

THIS WARRANT AND THE COMMON STOCK FOR WHICH IT MAY BE EXERCISED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN OBTAINED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTIONS THEREOF, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                          RESOURCE CAPITAL GROUP, INC.

                          COMMON STOCK PURCHASE WARRANT

         In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by RESOURCE CAPITAL GROUP, INC. (the "Company"), hereby grants to RODNEY KNOWLES, III or his registered assigns (the "Holder") the right to purchase at any time from the date hereof until 5:00 P.M., New York City time, on January 26, 2004 (the "Expiration Date"), 4,132 fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Common Stock").

         This Warrant is exercisable at the Exercise Price (as hereinafter defined) par share of Common Stock issuable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant with the annexed Subscription Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, at the Company's principal executive offices presently located at Suite 204, 419 Crossville Road, Roswell, Georgia 30075, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

1. Exercise of Warrant.

         The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of Common Stock), during the period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

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2. Issuance of Stock Certificate.

         The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof including, without limitation, any tax that may be payable in respect thereof, and such certificates shall (subject to the provisions of Section 3 hereof) be issued in the name of, or in such names as may be directed by, the holder hereof; provided, however, that the Company shall not be required to pay any income tax to which the holder hereof may be subject in connection with the issuance of this Warrant or of shares of Common Stock upon the exercise of this Warrant; and provided further, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3. Restrictions on Transfer.

         3.1 Restrictions on Transfer. The holder of this Warrant, by acceptance hereof, agrees that, absent an effective registration statement under the Securities Act of 1933, as amended (the "Act"), covering the disposition of the Warrant or Common Stock issued or issuable upon exercise hereof (the "Warrant Shares"), such holder will not sell or transfer any or all of such Warrant or Warrant Shares, as the case may be, without first providing the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to it to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. Such holder consents to the Company making a notation on its records giving instructions to any transfer agent of the Warrant or Warrant Shares in order to implement such restrictions on transferability.

         3.2 Transfer Restrictions Legend. Each certificate representing Warrant Shares, unless at the time of exercise such Warrant Shares are registered under the Act, shall bear a legend in substantially the following form on the face thereof:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION UNDER THE ACT, UNLESS IN THE OPINION OF COUNSEL TO THE ISSUER AN EXEMPTION FROM REGISTRATIONS IS AVAILABLE.

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a distribution under a registration statement covering the securities represented thereby) shall also bear such legend unless, in the opinion of counsel to the Company, the securities represented

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thereby may be transferred as contemplated by such holder without violation of the registration requirements of the Act.

4. Exercise Price and Redemption.

         4.1 Initial and Adjusted Exercise Prices. The initial exercise price shall be $1.00 per share of Common Stock from the date hereof through January 26, 2004. The adjusted exercise price shall be the price that shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 6 hereof.

         4.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price depending upon the context.

5. Adjustments of Exercise Price and Number of Shares.

         5.1 Subdivision and Combination of Common Stock. In case the Company shall at any time subdivide (by any stock split, stock dividend or otherwise) or combine (by any reverse stock split or otherwise) the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

         5.2 Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 5, the aggregate number of shares of Common Stock issuable upon the exercise of this Warrant (and of all the Warrants) shall be obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant (and of all the Warrants) immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         5.3 Reclassification, Consolidation, Merger, etc. In case of any consolidation or merger of the Company with or into another entity, or the sale of all or substantially all of its assets to another entity shall be effected, or in case of any capital reorganization or reclassification of the Common Stock of the Company, then, as a condition of such consolidation, merger or sale, reorganization or reclassification of the Common Stock of the Company, lawful and adequate provision shall be made whereby the Warrant holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of the Warrants, such shares of stock, or of securities, interests or assets (other than cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so receivable by the Warrant holder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and

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interests of the Warrant holder to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities, interests or assets thereafter deliverable upon the exercise of such Warrant rights.

         5.4 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                  (b) Upon the issuance or sale of this Warrant or, of any Warrant Shares;

                  (b) If the amount of said adjustment shall be less than one cent ($.01) per share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that, together with any adjustment so carried forward, shall amount to at least one cent ($.01) per share.

6. Exchange and Replacement of Warrant.

         Subject to Section 3 hereof, this Warrant is exchangeable without expense, upon the surrender hereof by the registered holder at the principal executive office of the Company, for a new Warrant or Warrants of like tenor and date representing in the aggregate the right to purchase the same number of shares as are purchasable hereunder in such denominations as shall be designated by the registered holder hereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

7. Elimination of Fractional Interests.

         The Company shall not be required upon the exercise of this Warrant to issue stock certificates representing fractions of shares of Common Stock, but shall instead pay in cash, in lieu of any fractional share of Common Stock to which such holder would be entitled if such fractional share were issuable, in an amount equal to the book value of a share of Common Stock as of the date of the Company's most recent financial statement filed with the Securities and Exchange Commission, or quarterly statement, as the case may be, if the Company is no longer reporting to the Securities and Exchange Commission.

8. Reservation of Shares.

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         The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefore, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

9. Notices to Holders.

         Nothing contained in this warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter/or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of this warrant and prior to its exercise, any of the following events shall occur:

                  (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of effecting a transaction described in Section 5.1;

                  (b) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed to be voted upon by the stockholders of the Company; or

                  (c) A merger or consolidation of the Company with or into any other company shall be proposed to be voted upon by the stockholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event to the holder of this warrant at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend or distribution resulting from such event, or entitled to vote on such proposed transaction, dissolution, liquidation, winding up, sale, merger or consolidation. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with any such proposed transaction, dissolution, liquidation, winding up, sale, merger or consolidation.

10. Notices.

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

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                  (a)      If to the registered holder of this Warrant, to the
         address of such holder as shown on the books of the Company; or

                  (b) If to the Company, to the address set forth on the first page of this Warrant; or at such other address as the registered holder or the Company may hereafter have advised the other.

11. Successors.

         All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

12. Headings.

         The Section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.

15. Law Governing.

         This Warrant is delivered in the State of Delaware and shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware regardless of the jurisdiction of creation or domicile of the Company or its successors or of the holder at any time hereof.

         WITNESS the signature of the duly authorized officer of the Company.

                                        RESOURCE CAPITAL GROUP, INC.



                                        By: /s/ Albert G. Schmerge III
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                                        Title: President
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                                SUBSCRIPTION FORM

                    (To Be Executed By The Registered Holder

                        In Order To Exercise The Warrant)

         The undersigned hereby irrevocably elects to exercise the right to purchase _____ Shares of Common Stock of RESOURCE CAPITAL GROUP, INC. covered by this Warrant according to the conditions hereof and herewith makes payment of the Exercise Price of such shares in full.



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                                                    Signature



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                                                     Address

Dated:               , 19
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